SUBLEASE

          THIS SUBLEASE (this “Sublease”) is dated for reference purposes as of March 30, 2001, and is made by and between CYGNUS, INC.,a Delaware corporation (“Sublandlord”), and MAXYGEN, INC., a Delaware corporation (“Subtenant”).  Sublandlord and Subtenant hereby agree as follows:

          1.       Recitals:  This Sublease is made with reference to the fact that Seaport Center Venture Phase I, a California General Partnership, as landlord, and Sublandlord, as tenant, are parties to that certain Lease dated September 27, 1988 (“Original Lease”), and all Schedules, Riders (including Rider No. 1 to Seaport Center Standard Lease) and Exhibits thereto, as such Lease has been amended by amendments dated May 15, 1992 (“First Amendment”), August 8, 1992 (“Second Amendment”) and June 9, 1998 (“Third Amendment”) (herein collectively referred to as the “Master Lease”), with respect to those certain “Premises” leased by Sublandlord as described in the Master Lease (herein referred to as the “Premises”), which Premises constitute 32,038 square feet of space consisting of two (2) buildings commonly known as 701 Galveston Street and 501 Chesapeake Drive, Redwood City, California, as more particularly described in the Master Lease (collectively referred to as the “Buildings” and individually referred to as a “Building”). Metropolitan Life Insurance Company, a New York corporation (“Master Landlord”), is a successor-in-interest to Seaport Venture Phase I and is currently the landlord under the Master Lease.  A copy of the Master Lease is attached hereto as Exhibit “A” and Subtenant acknowledges receipt thereof.  Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Master Lease, whether or not such term is expressly incorporated herein pursuant to Section 18(a) of this Sublease.

          2.       Subleased Premises:  Subject to the terms and conditions of this Sublease, Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, a portion of the Premises agreed by the parties to be approximately 11,158 rentable square feet in the Building (the “501 Building”) commonly known as 501 Chesapeake Drive, Redwood City, California (whether or not actually 11,158 rentable square feet) as more particularly described on Exhibit “B” attached hereto and incorporated herein by reference (the “Subleased Premises”).

          3.       Term:

                    (a)     Term; Early Access:  The term (the “Term”) of this Sublease shall be for the period commencing on the later of (a) May 1, 2001 or (b) the date of Master Landlord’s written consent to this Sublease (the “Sublease Commencement Date”) and ending December 10, 2003, unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated for any reason (the “Expiration Date”).  Subtenant shall have the right of access to the Subleased Premises during business hours, subject to all of the provisions of this Sublease other than payment of Rent (as defined in Paragraph 4(a) below), at any time between the date of Master Landlord’s written consent to this Sublease and the Sublease Commencement Date solely for the purposes of performing measurements and space planning, but not for any construction of alterations, provided that Subtenant shall give Sublandlord reasonable notice in advance of accessing the Subleased Premises and shall not interfere with the activities of Sublandlord within the Subleased Premises or the activities of any tenant or other occupant of the 501 Building.

                    (b)     Delay in Delivery and Acceptance; Termination:  This Sublease shall not be void or voidable nor shall Sublandlord be liable to Subtenant for any loss or damage by reason of delay in the Sublease Commencement Date or delay in Sublandlord delivering possession of the Subleased Premises to Subtenant for any reason whatsoever; provided, however, that Rent shall abate until Sublandlord delivers possession of the Subleased Premises to Subtenant and Subtenant shall have the right to terminate this Sublease by written notice to Sublandlord if Sublandlord does not deliver possession of the Subleased Premises within five (5) days after the Sublease Commencement Date.  If Subtenant delivers such written notice of termination to Sublandlord within ten (10) days after the expiration of said five (5) day period, neither Sublandlord nor Subtenant shall have any further liability or obligation to the other under or by reason of this Sublease except that Sublandlord shall return to Subtenant any prepaid Base Rent and Security Deposit received by Sublandlord.  Subtenant has fully inspected the Subleased Premises and is satisfied with the condition thereof.  Subtenant’s taking possession of the Subleased Premises shall be conclusive evidence that the Subleased Premises were in good order and satisfactory condition when Subtenant took possession.

          4.       Rent:

                    (a)     Base Rent:  Commencing on the Sublease Commencement Date and continuing on the first (1st) day of each calendar month throughout the Term, Subtenant shall pay to Sublandlord base rent for the Subleased Premises in monthly installments of Thirty Six Thousand Eight Hundred Twenty One Dollars and 40/100ths Dollars ($36,821.40) (“Base Rent”); provided, however, that Subtenant shall not be required to pay the installment of Base Rent due for the first full calendar month of the Term.  Base Rent, Additional Rent (as defined in Section 4(b) below) and any other charge or sum payable by Subtenant pursuant to this Sublease are collectively hereinafter referred to as “Rent”.  Base Rent shall be paid in advance on the Sublease Commencement Date and thereafter on or before the first (1st) day of each month during the Term.  Rent for any period during the Term which is for less than one (1) full calendar month shall be a pro rata portion of the monthly installment based on a thirty (30) day month.  Rent shall be payable without notice or demand and without any deduction, offset, counterclaim, or abatement, in lawful money of the United States of America.  Rent shall be paid directly to Sublandlord at Cygnus, Inc., 400 Penobscot Drive, Redwood City, California 94063, Attn: Finance Department, or such other address as may be designated in writing by Sublandlord.

                    (b)     Additional Rent:  Commencing on the Sublease Commencement Date and continuing throughout the Term, Subtenant shall pay to Sublandlord as additional rent (“Additional Rent”):

                              (1)     The following percentages (“Subtenant’s Share”) of the Operating Expenses (as defined below) payable by Sublandlord pursuant to the Master Lease:

Type of Expense	Subtenant’s Share
Building Operating Expenses for 501 Building	100%
Project Operating Expenses	34.8%
Phase Operating Expenses	34.8%

                              (2)     Thirty four and eight-tenths percent (34.8%) of all Utilities (as defined below) payable by Sublandlord with respect to the Project and Phase I, plus one hundred percent (100%) of the Utilities, if any, payable by Sublandlord with respect to the 501 Building.

                    (c)     Definition of Operating Expenses and Utilities:  As used in this Sublease, Operating Expenses shall mean those “operating expenses” (including, without limitation, “Building Operating Expenses”, “Project Operating Expenses”, and “Phase Operating Expenses”) as defined and described in Paragraph 7 of the Original Lease and Section 6 of the Third Amendment; provided, however, that Operating Expenses shall not include any Building Operating Expenses (as defined in Section 6(v) of the Third Amendment) attributable to any specific Building other than the 501 Building (unless they constitute Phase Operating Expenses).  As used in this Sublease, Utilities shall mean the “utilities” as defined and described in Paragraph 8 of the Original Lease, Section 6(c) of the Second Amendment and Section 7 of the Third Amendment; provided, however, that Utilities shall not include any utilities separately metered to the Subleased Premises or any utilities attributable to any specific Building other than the 501 Building (unless they constitute Phase Operating Expenses).

                    (d)     Operating Expenses Based on Master Landlord Statements:  Notwithstanding Sections 4(b) or (c) above, the parties acknowledge that Master Landlord currently bills Sublandlord for Operating Expenses on a lump sum basis (i.e., without itemizing the Operating Expenses).  Notwithstanding anything to the contrary in Sections 4(b) or (c) above, the parties agree that so long as the Master Landlord bills Sublandlord on a lump sum basis, Subtenant shall pay to Sublandlord as Additional Rent thirty four and eight-tenths percent (34.8%) of the amount for Operating Expenses shown on the billing statement received by Sublandlord from Master Landlord, subject to annual adjustments necessitated by the annual reconciliation of operating expenses by Master Landlord pursuant to the Master Lease. Sublandlord and Subtenant agree that should Master Landlord at any time during Term of this Sublease provide Sublandlord with a breakdown of the Operating Expenses that specifically allocates such expenses to Building Operating Expenses, Project Operating Expenses or Phase Operating Expenses or a breakdown of the Utilities that specifically allocates such Utilities to Building Utilities, Project Utilities, or Phase Utilities, then Subtenant shall pay Subtenant’s Share of such Operating Expenses or Utilities as provided in Sections 4(b) and 4(c) above and, to the extent that such breakdown covers Operating Expenses or Utilities previously paid by Subtenant to Sublandlord, the parties shall credit or debit Subtenant for any over- or underpayment of Subtenant’s Share. Subtenant shall promptly pay to Sublandlord any sums so debited to Subtenant.

                    (e)     Payment of Additional Rent:  Subtenant shall pay Sublandlord all items of Additional Rent not later than the later to occur of (a) five (5) days before the date the analogous item of Additional Rent is due under the Master Lease or (b) five (5) days after Sublandlord’s delivery of written demand therefor to Subtenant.  Notwithstanding anything to the contrary in this Sublease, Subtenant shall not be required to pay (i) any Additional Rent that is fairly allocable to any period of time prior to the Sublease Commencement Date or (ii) late charges or penalties payable to Master Landlord as a result of a default by Sublandlord of any of its obligations under the Master Lease (except to the extent such default is the result of a default by Subtenant of any of its obligations under this Sublease).

          5.       Security Deposit:  Upon execution hereof, Subtenant shall deposit with Sublandlord the sum of Thirty Six Thousand Eight Hundred Twenty One and 40/100ths Dollars ($36,821.40) (the “Security Deposit”), in cash, as security for the performance by Subtenant of the terms and conditions of this Sublease.  If Subtenant fails to pay Rent or other charges due under this Sublease or otherwise defaults beyond applicable notice and cure periods with respect to any provision of this Sublease, then Sublandlord may draw upon, use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge or obligation in default, for the payment of any other sum which Sublandlord has become obligated to pay by reason of Subtenant’s default, or to compensate Sublandlord for any loss or damage which Sublandlord has suffered by reason of Subtenant’s default (including, without limitation, damage to the Subleased Premises).  If Sublandlord so uses or applies all or any portion of the Security Deposit, then Subtenant, within ten (10) days after demand by Sublandlord therefor, shall deposit cash with Sublandlord in the amount required to restore the Security Deposit to the full amount stated above.  Sublandlord may commingle the Security Deposit with its own funds and Subtenant shall not be entitled to interest on the Security Deposit.  Upon the expiration or earlier termination of this Sublease and Subtenant’s vacation of the Subleased Premises, Sublandlord shall return to Subtenant so much of the Security Deposit as has not been applied by Sublandlord pursuant to this paragraph or which is not otherwise required to cure Subtenant’s defaults.

          6.       Holdover: Subtenant acknowledges that it is critical that Subtenant surrender the Subleased Premises on or before the Expiration Date in accordance with the terms of this Sublease.  Accordingly, Subtenant shall indemnify, defend and hold harmless Sublandlord from and against any and all losses, costs, claims, liabilities and damages resulting from Subtenant’s failure to surrender the Subleased Premises on the Expiration Date in the condition required under the terms of this Sublease (including, without limitation, any and all liability or damages sustained by Sublandlord as a result of a holdover of the Subleased Premises by Sublandlord occasioned by the holdover of the Subleased Premises by Subtenant).  The foregoing indemnity shall survive the expiration or sooner termination of this Sublease. Subtenant has no right to retain possession of the Subleased Premises or any part thereof beyond the Expiration Date or sooner termination of this Sublease.  If Subtenant remains in possession of the Subleased Premises or any part thereof after the Expiration Date or sooner termination of this Sublease, such occupancy shall be a tenancy-at-sufferance at the Base Rent in effect during the month immediately preceding the expiration or termination, together with all other sums comprising Rent hereunder, and otherwise subject to all the provisions of this Sublease.  Nothing contained herein shall be construed as consent by Sublandlord to any holding over by Subtenant or as a limitation of Subtenant’s rights and remedies should Subtenant hold over.

          7.       “AS-IS”; Repairs:  Subtenant acknowledges and agrees that Subtenant is subleasing the Subleased Premises on an “AS-IS” basis in its current “AS-IS” condition (except that the Premises shall be delivered broom clean) inclusive of all faults and defects.  Subtenant further acknowledges and agrees that except as expressly provided below, Sublandlord has made no representations or warranties, express or implied, whatsoever, with respect to the Subleased Premises (including, without limitation, any representation or warranty as to fitness, habitability, or suitability for Subtenant’s intended use or purposes).  Sublandlord represents that it (a) has not received written notice of any building code violations applicable to the Subleased Premises, and (b) the Subleased Premises and Sublandlord’s leased premises at 701 Galveston are separately metered to Pacific Gas & Electric.  Sublandlord shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including the Americans with Disabilities Act of 1990, as amended).  In addition, Sublandlord shall have no obligation to make or perform any repairs, maintenance, replacements or other obligations required to be performed by Master Landlord under the terms of the Master Lease or otherwise under the law.  Sublandlord shall, however, after receipt of Subtenant’s written request, promptly notify Master Landlord of any nonperformance of Master Landlord’s obligations under the Master Lease that is claimed in Subtenant’s written notice, and request that Master Landlord perform the same, and shall use Sublandlord’s commercially reasonable efforts (not including the payment of money, the incurring of any liabilities, or the institution of legal proceedings) to obtain Master Landlord’s performance (collectively, “Sublandlord’s Master Lease Enforcement Obligations”).  Subtenant hereby waives the provisions of Section 1932, subsection 1, and Sections 1941 and 1942 of the Civil Code of California, including any rights as may exist under Section 1942 to make repairs at the expense of Sublandlord.

          If by reason of casualty damage to or destruction or condemnation of the Subleased Premises during the Term Sublandlord has the right to terminate the Master Lease pursuant to Paragraphs 24 or 25 of the Master Lease and elects not to terminate the Master Lease pursuant to said Paragraphs, Subtenant shall have the right to terminate this Sublease on the same terms and conditions (and within the same time frame) that Sublandlord has to terminate the Master Lease pursuant to said Paragraphs 24 or 25 with respect to the Subleased Premises. Sublandlord shall promptly provide Subtenant with a copy of any notice of casualty damage submitted by Sublandlord to Master Landlord pursuant to Paragraph 24 of the Master Lease and with a copy of any notice received from Master Landlord pursuant to such Paragraph 24 regarding Master Landlord’s architect’s determinations with regard to such casualty damage. If the rent payable by Sublandlord under the Master Lease with respect to the Subleased Premises is abated by reason of Paragraphs 24 or 25 of the Master Lease, the Rent payable by Subtenant hereunder for the period of such abatement shall be abated on a proportionate basis.  Subtenant shall not be entitled to any compensation or damages from Sublandlord or Master Landlord for loss of use of the whole or any part of the Subleased Premises or any improvements, fixtures or personal property of Subtenant, or for any inconvenience or annoyance occasioned by condemnation, fire or other casualty damage to the Subleased Premises or the 501 Building or any repair, reconstruction or restoration performed in connection therewith.  Sublandlord and Subtenant agree that the terms of this Sublease shall govern the effect of any damage to or destruction or condemnation of the Subleased Premises or the 501 Building with respect to the termination of this Sublease and Subtenant hereby waives the provisions of any present or future statute or rule of law to the extent it is inconsistent herewith.

          8.       Assignment and Subletting:  In addition to the provisions of Paragraph 15 of the Master Lease as incorporated herein (requiring, among other things, Sublandlord’s consent to any proposed assignment or subletting, which consent shall not be unreasonably withheld, subject to the provisions of said Paragraph 15), Subtenant shall not assign, pledge, encumber or otherwise transfer any interest in this Sublease, sublet all or any part of the Subleased Premises, transfer any interest of Subtenant therein or permit any use of the Subleased Premises by another party (collectively, “Transfer”), without the prior written consent of Master Landlord. Subtenant shall not be relieved from any of its obligations under this Sublease by reason of any Transfer.

          9.       Use:  Subtenant shall use the Subleased Premises as a bio-processing scale-up facility and such other purposes as are permitted under the Master Lease and for no other purposes whatsoever.  Subtenant shall observe and comply with, and cause all of its agents, employees, contractors, visitors, licensees, subtenants, invitees, and assignees (collectively “Subtenant Parties”) to comply with, all Rules promulgated by Master Landlord pursuant to the Master Lease.  Neither Master Landlord nor Sublandlord shall be liable for failure of any person to obey such Rules.  Nor shall Master Landlord be obligated to enforce such Rules against any person. Attachment 1 to Rider No. 1 to the Original Lease is hereby replaced and superceded in its entirety by Exhibit “C” to this Sublease. Subtenant covenants and warrants that it shall not use or permit any Subtenant Party to use any Hazardous Materials (as defined in Paragraph 9 of the Original Lease and Rider No. 1 thereto) on the Subleased Premises, the 501 Building or the Project, except for the use of Permitted Hazardous Materials (as defined in Rider No. 1 to the Original Lease as modified by this Sublease) in accordance with the terms of this Sublease (including, without limitation, Rider No. 1 to the Original Lease as modified by this Sublease).

          10.     Effect of Conveyance:  As used in this Sublease, the term “Sublandlord” means the holder of the Lessee’s interest under the Master Lease.  Sublandlord may transfer and deliver (by cash or credit) any security of Subtenant to the transferee of the Lessee’s interest under the Master Lease, and thereupon Sublandlord shall be discharged from any further liability with respect thereto.

          11.     Alterations: In addition to the requirements of Paragraph 11 of the Master Lease as incorporated herein (requiring, among other things, Sublandlord’s consent, which shall not be unreasonably withheld, subject to the provisions of said Paragraph 11), Subtenant shall not make any additions, alterations, improvements or other modifications to the Subleased Premises or any part thereof except in accordance with the terms of the Master Lease and with the prior written consent of Master Landlord.  Without limiting the foregoing, Subtenant shall be responsible, at its sole expense, for the installation, maintenance and repair of Subtenant’s network connection to the existing network room at the Subleased Premises.  Subtenant shall, at its sole cost, make all modifications, alterations and improvements to the Subleased Premises and the 501 Building that are required by any applicable local, state or federal rule, law, regulation or order because of:  (i) Subtenant’s particular use of the Subleased Premises or 501 Building; (ii) Subtenant’s application for any building permit or other governmental approval; or (iii) Subtenant’s making of any alteration or improvement to or within the Subleased Premises.

          12.     Insurance; Exemption of Sublandlord from Liability.

                    (a)     Subtenant’s Liability Insurance.  Subtenant, at its sole expense, shall obtain and keep in full force and effect during the Term such insurance, in such amounts, as are required to be obtained and kept by Lessee under Paragraph 20 of the Master Lease.  Without limiting the foregoing, Subtenant shall, at its sole expense, cause Sublandlord and Master Landlord to be named as additional insureds under the liability policy(ies) required to be maintained by Subtenant.  Subtenant and Sublandlord shall each obtain from their respective property insurers a waiver of all rights of subrogation as set forth in Paragraph 19 of the Master Lease.  The other waivers contained in Paragraph 19 of the Master Lease shall apply as between Subtenant and Sublandlord.

                    (b)     Exemption of Sublandlord from Liability.  Sublandlord shall not be liable to Subtenant or anyone else for any harm, injury (including illness and emotional distress), death or damage to (i) the person or goods, wares, merchandise or other property of Subtenant, any Subtenant Party, or any other person on or traveling to or from the Subleased Premises, or (ii) Subtenant or its business, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects or pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any variation or interruption of utility (including telecommunications) services, or from any other cause, including where the said injury or damage results from Sublandlord’s or its employees’, agents’, or contractors’ acts or omissions or from any other sources or places, but not to the extent the said injury or damage results from the gross negligence or willful misconduct of Sublandlord or its employees, agents or contractors.  Sublandlord shall not be liable for any damages arising from any act or neglect of any other tenant or subtenant of the Project. Notwithstanding Sublandlord’s negligence or breach of this Sublease, Sublandlord shall under no circumstances be liable for injury to Subtenant’s business or for any loss of income or profit therefrom or for any other consequential damages suffered by Subtenant.

          13.     No Liability for Master Landlord Defaults.  Sublandlord shall not be liable to Subtenant for any defaults by Master Landlord under the Master Lease, nor shall Subtenant be entitled to terminate this Sublease or to abate Rent (except as provided in Section 7 above) for any reason including, without limitation, (a) the failure, curtailment, stoppage, suspension or interruption of any utility or service furnished to the Subleased Premises or the 501 Building, whether by Master Landlord or anyone else, or (b) the failure of Master Landlord to keep, maintain, repair or replace the Subleased Premises as may be required under the Master Lease; provided, however, if an express provision of the Master Lease gives Sublandlord the right to terminate the Master Lease upon the occurrence of any event described in (a) or (b) and Sublandlord elects not to terminate the Master Lease pursuant to such provision, Subtenant shall have the right to terminate this Sublease on the same terms and conditions (and within the same time frame) that Sublandlord has to terminate the Master Lease pursuant to such provision).

          14.     Self-Help:  If Subtenant fails to perform any affirmative duty or obligation of Subtenant under this Sublease, within ten (10) days after written notice to Subtenant, Sublandlord may, at its option (but without obligation to do so), perform such duty or obligation on Subtenant’s behalf.  The actual and reasonably expended costs and expenses of any such performance by Sublandlord shall be due and payable by Subtenant to Sublandlord within five (5) business days after Subtenant’s receipt of Sublandlord’s invoice therefor.

          15.     Surrender:  On or before the Expiration Date or the earlier termination of this Sublease, Subtenant shall remove all of its trade fixtures, furnishings, equipment and other personal property and all alterations constructed or installed by Subtenant in the Subleased Premises which Sublandlord designated for removal at the time Sublandlord approved the construction or installation of such alterations in the Subleased Premises, and shall surrender the Subleased Premises to Sublandlord in (a) good condition, order and repair, reasonable wear and tear and casualty damage or destruction covered by Paragraph 24 of the Master Lease excepted, and (b) free of any Hazardous Materials used, stored, handled, manufactured, transported, released, discharged, introduced, emitted or disposed of by Subtenant or any Subtenant Party.  Subtenant shall repair any damage to the Subleased Premises, the 501 Building or any other part of the Project resulting from the removal of Subtenant’s trade fixtures, furnishings, equipment, personal property and alterations, and, at Sublandlord’s sole election, Subtenant shall restore the Premises to a condition equivalent in all material respects to the condition that existed as of the Sublease Commencement Date (which may require Subtenant to reconstruct improvements that were in existence on the Sublease Commencement Date but that were subsequently removed by Subtenant); provided, however, that Subtenant shall not be required to reconstruct or remove any improvements unless, at the time Sublandlord approved the alteration of the Subleased Premises, Sublandlord conditioned its approval on such subsequent reconstruction or removal.  Sublandlord may require the removal at any time of any or all alterations to the Subleased Premises made by or on behalf of Subtenant without the prior written consent of Sublandlord and Master Landlord. If the Subleased Premises are not surrendered as required by this Section 15, then, in addition to all other rights and remedies of Sublandlord, Subtenant shall be liable to Sublandlord for the actual and reasonably expended costs incurred by Sublandlord in returning the Subleased Premises to the required condition, plus interest thereon until paid at the prime interest rate plus four percent (4%) or, if lower, at the highest, non-usurious rate permitted by law.  The provisions of this Section 15 shall survive the expiration or earlier termination of this Sublease.

          16.     Brokers. The parties acknowledge that Tory Corporate Real Estate Advisors, Inc. (doing business as The Staubach Company) (“Sublandlord’s Agent”) has represented Sublandlord in this transaction and that Cresa Partners (“Subtenant’s Agent”) has represented Subtenant in this transaction.  Sublandlord and Subtenant each represent and warrant to the other that, except for the aforementioned brokers, neither has hired or engaged a real estate broker, salesman, agent or finder who is or will be entitled to a commission, fee or other compensation by reason of the transaction contemplated under this Sublease.  Sublandlord shall pay Sublandlord’s Agent a real estate commission pursuant to a separate contractual agreement and not pursuant to the terms of this Sublease.  Sublandlord shall have no obligation to pay Subtenant’s Agent any commission or other compensation.  Subtenant and Sublandlord each agree to indemnify and hold the other harmless from and against any and all claims for brokerage commissions, finder’s fees or other compensation made against the indemnified party by any agent, broker, salesman or finder as a consequence of the indemnifying party’s actions or dealings with such agent, broker, salesman, or finder.  The provisions of this Section 16 shall survive the expiration or earlier termination of this Sublease.

          17.     Notices:  Unless at least five (5) business days’ prior written notice is given in the manner set forth in this paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below their signatures at the end of this Sublease.  All notices, demands or communications in connection with this Sublease shall be properly addressed and delivered as follows:  (a) personally delivered; or (b) submitted to a nationally recognized overnight courier service, charges prepaid; or (c) deposited in the mail (certified, return-receipt requested, and postage prepaid).  Notices shall be deemed delivered upon receipt (which shall include receipt by the front desk, mail or delivery room or other package or mail repository located at the address for delivery).  All notices given to Master Landlord under the Master Lease shall be considered received only when delivered in accordance with the Master Lease.

          18.     Other Sublease Terms:

                    (a)     Incorporation by Reference:  Except as otherwise provided below in this Section 18(a), the terms and conditions of this Sublease shall include all of the terms and conditions of the Master Lease, and except as otherwise expressly provided to the contrary in this Sublease, such terms and conditions are incorporated into this Sublease as if fully set forth herein, except that:  (i) each reference in such incorporated terms and conditions to “Lease” shall be deemed a reference to this “Sublease”, each reference therein to “monthly base rent” shall be deemed a reference to the “Base Rent” payable under this Sublease, each reference therein to “rent” shall be deemed a reference to the “Rent” payable under this Sublease, and each reference to “term commencement date” or “commencement date” shall be deemed a reference to the “Sublease Commencement Date”; (ii) each reference in such incorporated terms and conditions to the “premises” or “Premises” shall be deemed a reference to the “Subleased Premises”, each reference to the “term” of the Master Lease shall be deemed a reference to the “Term” of this Sublease, and each reference to the “building” shall be deemed a reference to the 501 Building (except where such reference is intended to refer to a building in the Project other than the 501 Building); (iii) each reference in such incorporated terms and conditions to “Lessor” and “Lessee” shall be deemed a reference to “Sublandlord” and “Subtenant”, respectively; (iv) with respect to damage caused by Master Landlord and work, services, utilities, electricity, repairs, restoration, insurance, indemnities, reimbursements, representations or warranties provided or to be provided by Master Landlord, or the performance of any other obligation of Master Landlord under the Master Lease, Sublandlord shall not be required to perform such obligation(s) of Master Landlord, but Sublandlord shall perform Sublandlord’s Master Lease Enforcement Obligations; (v) with respect to any obligation of Subtenant to be performed under this Sublease, wherever the Master Lease expressly grants to Sublandlord (as “Lessee”) a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Subtenant shall have five (5) fewer days to perform the obligation including, without limitation, curing any defaults; (vi) with respect to any approval required to be obtained from the Master Landlord (as “Lessor”) in connection with the Master Lease, such approval must be obtained from both Master Landlord and Sublandlord, and Sublandlord’s withholding of approval shall in all events be deemed reasonable if after making commercially reasonable efforts (which shall not include the payment of money, the incurring of any liabilities, or the institution of legal proceedings) to obtain Master Landlord’s approval, Sublandlord is unable to obtain Master Landlord’s approval; (vii) in any case under the Master Lease where the Master Landlord (as “Lessor”) reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter, access or use the Subleased Premises or any areas beneath, above or adjacent thereto, such reservation or grant shall be deemed to be for the benefit of both Master Landlord and Sublandlord; (viii) in any case under the Master Lease where Sublandlord (as “Lessee”) indemnifies, releases or waives claims against Master Landlord (as “Lessor”) or agrees that Master Landlord shall not be liable, such indemnity, release, waiver or agreement (but only with respect to the Subleased Premises and Subtenant’s use thereof) shall be deemed to run from Subtenant in favor of both Master Landlord and Sublandlord; (ix) in any case under the Master Lease where Sublandlord (as “Lessee”) is to execute and deliver certain documents or notices to Master Landlord (as “Lessor”), such obligation shall be deemed to run from Subtenant to both Master Landlord and Sublandlord;  and (x) the following modifications shall be made to the Master Lease as incorporated herein:

                              (1)     The following provisions of the Master Lease are expressly not incorporated herein:  Paragraphs 1, 2, 3, 4, 5, 6 and 7 of the Original Lease; the second sentence of Paragraph 8 of the Original Lease; the last grammatical paragraph of Paragraph 15 of the Original Lease; Paragraph 16 of the Original Lease; the last sentence of Paragraph 17 of the Original Lease; Paragraph 18 of the Original Lease; Paragraph 24 of the Original Lease, excluding the first and second grammatical paragraphs thereof; Paragraph 26(g) of the Original Lease; Paragraph 28 of the Original Lease; Paragraph 30 of the Original Lease; Paragraph 32 of the Original Lease; the words “subject to subparagraph (b) below,” appearing in Paragraph 33(a) of the Original Lease; the words “and any Options”, “and such Options”, “or such Options”, “or any Options” appearing in Paragraph 33(a) of the Original Lease; Paragraph 33(b) of the Original Lease; Paragraph 34(b) of the Original Lease; Paragraphs 35, 36 and 37 of the Original Lease; Paragraphs 38, 39, 40 and 41 of the Original Lease; Paragraphs 42(x), (xvi) and (xviii) of the Original Lease; and Exhibits A1, B, and C to the Original Lease; the First Amendment in its entirety; Paragraphs 1 and 2, the first two (2) grammatical paragraphs of Paragraph 3, and Paragraphs 4, 5, 6, 7, 9, 10 and 11 of the Second Amendment; and the entirety of the Third Amendment.

                              (2)     References to “Lessor” in the following provisions of the Master Lease shall not be deemed a reference to Sublandlord but shall mean Master Landlord only: Paragraph 12(b) of the Original Lease; the first and second grammatical paragraphs of Paragraph 24 of the Original Lease; excluding the eighth sentence of such first grammatical paragraph; Paragraph 25 of the Original Lease; the fourth sentence of the second grammatical paragraph of Paragraph 9 of the Original Lease; and Section 1.4.2 of Rider No. 1 to the Original Lease. Without limiting Sublandlord’s Master Lease Enforcement Obligations, Sublandlord provides no assurance that Master Landlord will perform any of the above provisions.

                              (3)     References to “Lease” in the following provisions of the Master Lease shall not be deemed a reference to this Sublease but shall mean the Master Lease only: the first and second grammatical paragraphs of Paragraph 24 of the Original Lease; Paragraph 25 of the Original Lease; the fourth sentence of the second grammatical paragraph of Paragraph 9 of the Original Lease; Section 1.4.2 of Rider No. 1 to the Original Lease; and Section 8 of the Second Amendment.

                              (4)     References to “Lessee” in the following provisions of the Master Lease shall not be deemed a reference to Subtenant but shall mean Sublandlord only: the first grammatical paragraph of Paragraph 24 of the Original Lease, excluding the eighth and twelfth sentences of such first grammatical paragraph; Paragraph 25 of the Original Lease.

                              (5)     Any right to abate Rent provided to Subtenant through incorporation of the provisions of the Master Lease shall not exceed the rent actually abated under the Master Lease with respect to the Subleased Premises.

                              (6)     References to “Lessor” in the following provisions of the Master Lease incorporated herein shall be not be deemed a reference to Sublandlord only but shall be deemed references to both Master Landlord and Sublandlord: the eighth and eleventh sentences of the first grammatical paragraph of Paragraph 24 of the Original Lease; the second appearance of “Lessor” in the twelfth sentence of the first grammatical paragraph of Paragraph 24 of the Original Lease; the second grammatical paragraph of Paragraph 24 of the Original Lease; Paragraph 15(a) of the Original Lease; the first sentence of Paragraph 17; the seventh grammatical paragraph of Paragraph 15; and Sections 1.6 and 1.7 of Rider No. 1.

                              (7)     The word “grossly” shall be inserted between the words “the” and “negligent” in the 18th line of the first grammatical paragraph of Paragraph 23 of the Master Lease as incorporated herein.  The word “property” shall be inserted between the words “current” and “insurance” in the second line of the second grammatical paragraph of Paragraph 19 of the Original Lease.  The words “or Master Landlord” shall be inserted between the words “Lessor” and “or” in the seventh line of Paragraph 42(xvii) of the Original Lease.  The words “or the Original Lease (to the extent . . . of the Original Lease)” in Paragraph 26(c) of the Original Lease are hereby deleted. The reference to “Cygnus Research Corporation, a California corporation (“Cygnus”)” contained in Section 1.2 of Rider No. 1 shall be deleted and replaced with “Maxygen, Inc. a Delaware corporation (“Maxygen”) and each reference to “Cygnus” thereafter appearing in Rider No.1 shall be deleted and replaced with “Maxygen”.  The following new clause (vii) shall be added to Section 1.10.1(e) of Rider No. 1 immediately after existing clause (vi): “or (vii) any toxicological agent.”. Each reference to “Paragraph 9 of the Lease” contained in Rider No. 1 shall be deemed to refer to Paragraph 9 of the Original Lease as incorporated in this Sublease.  Each reference to “Paragraph 15 of the Lease” or “Paragraph 23 of the Lease” shall be deemed to refer to Paragraph 15 of the Original Lease or Paragraph 23 of the Original Lease (as applicable) as incorporated in this Sublease.  Each reference to “Paragraph 28 of the Lease” contained in Rider No. 1 shall be deemed a reference to Section 15 of this Sublease.  The reference to “paragraph 7 of the Lease” contained in Rider No. 1 shall be deemed a reference to Section 4(b) of this Sublease.

                    (b)     Sublease Subordinate to Master Lease; Performance:  This Sublease and the rights of Subtenant hereunder are, and at all times shall be, subject and subordinate to the Master Lease and the rights of Master Landlord thereunder, and Subtenant shall at no time use or permit the use of the Subleased Premises so as to cause a breach, default or violation of the Master Lease.  Subtenant hereby agrees to perform the “Lessee’s” obligations under the Master Lease, except as expressly modified or deleted as provided in this Sublease. Subtenant agrees to be bound by all of the terms and conditions of the Master Lease.  In the event of any conflict between the provisions of the Master Lease and the provisions of this Sublease, the provisions of this Sublease shall control.  Termination of the Master Lease shall terminate this Sublease at Master Landlord’s discretion, and such termination shall be without any liability whatsoever to Sublandlord provided that the termination is not the result of Sublandlord’s material breach of the Master Lease.

          19.     Parking:  During the Term, Subtenant shall have the non-exclusive right to use with Sublandlord and other tenants and occupants of the 501 Building and the balance of the Project a pro rata share of undesignated parking spaces in the common parking areas of the Project available to Sublandlord for its use under the Master Lease and subject to the provisions concerning parking set forth in the Master Lease.  Subtenant’s pro rata share shall be 36 undesignated spaces, which is equal to 3.3 spaces per 1,000 rentable square feet of the Subleased Premises.  Subtenant agrees that Subtenant, Subtenant’s employees, agents and representatives shall not use parking spaces in excess of said pro rata share of undesignated parking spaces available to Subtenant hereunder.  Subtenant acknowledges that the parking spaces being made available to Subtenant hereunder are not reserved and are subject to use, on a first come first serve basis, by Sublandlord and other tenants and authorized users of the Project.

          20.     Signage:  Subtenant shall have the right, at Subtenant’s sole cost and expense, to have building standard signage placed at the entry door to the Subleased Premises and in various other locations in the Subleased Premises, subject to obtaining in each instance the prior written consent thereto of Sublandlord and Master Landlord.  Sublandlord agrees not to unreasonably withhold its consent to any such signage.  Subtenant shall not otherwise place any signs on any part of the Subleased Premises, the 501 Building or Project.

          21.     Condition Precedent:  Notwithstanding anything to the contrary in this Sublease, this Sublease and the parties’ obligations hereunder are conditioned upon Sublandlord’s receipt of the written consent of Master Landlord to this Sublease in form and substance satisfactory to both Sublandlord and Subtenant.  If Sublandlord does not receive and provide Subtenant with a copy of the Master Landlord’s consent as described above within forty (40) days after execution of this Sublease by Sublandlord, then either Sublandlord or Subtenant may terminate this Sublease by giving the other written notice thereof, and upon such termination neither party shall have any further liability or obligation to the other under or by reason of this Sublease except that Sublandlord shall return the Security Deposit to Subtenant.

          22.     Amendment:  This Sublease may not be amended or otherwise modified except by the written agreement of Subtenant and Sublandlord.

          23.     Counterparts:  This Sublease may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.  Signature copies may be detached from the counterparts and attached to a single copy of this Sublease physically to form one (1) document.

          24.     No Drafting Presumption:  The parties acknowledge that this Sublease has been agreed to by both the parties, that both Sublandlord and Subtenant have consulted with their independent attorneys with respect to the terms of this Sublease, and that no presumption shall be created against Sublandlord because Sublandlord caused this Sublease to be drafted.

          25.     Successors and Assigns: Subject to the limitations described in Section 8 of this Sublease, this Sublease shall inure to the benefit of, and shall be binding upon, the parties’ respective heirs, estates, successors and assigns.

          IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the day and year first above written.

SUBLANDLORD:		SUBTENANT:

CYGNUS, INC., a Delaware corporation		MAXYGEN, INC., a Delaware corporation
By:	/s/ Neil R. Ackerman	By:	/s/ Howard Simon
Print:	Neil R. Ackerman	Print:	Howard Simon
Title:	Sr. VP R&D and Sci Affairs	Title:	VP HR & Administration
Address: 400 Penobscot Drive		Address: 515 Galveston Drive
Redwood City, California 94063		Redwood City, California 94063
Attn: President and CEO		Attn: General Counsel
Date:	March 30, 2001	Date:	March 30, 2001